THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[1,3]

Director

Alexandre de Takacsy

President

Director

Claude W. Frey[1]

Director

Claus Helbig[1]

Director

R. Clark Hooper[4]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

Jennifer English

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinguer[5]

[1] Audit Committee Member [2] Governance/Nominating Committee Chair	[3] Pricing Committee Chair [4] Audit Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Overall Investment Strategy and Process

The goal of the Fund is to provide shareholders with broad exposure to the Swiss equity market and to returns based on long term capital appreciation. The Fund invests in Swiss companies ranging from some of the largest global businesses to mid- and smaller-size companies that are less represented in the major Swiss indices, including private equity investments in early stage companies.

Fund management seeks to invest in companies whose earnings growth potential appears to be undervalued by the market. Fund management looks for companies with low enterprise value relative to the size of the opportunity (e.g., market share potential). In addition, Fund management also looks for investment opportunities in turnaround cases where enterprise value is low compared to the earnings recovery potential. The center piece of the strategy is to identify companies with under-estimated cash flow generation.

Analyzing competitive advantage is a key element of the Fund’s stock selection, especially in a world where competition is on the rise as economic growth is tepid. Even with high technological know how, and quality assets, it takes time for companies to build and develop their brands, business processes and market knowledge, while mitigating legal and regulatory risks. This is why Fund management believes in a long term approach in selecting investments for the Fund that reflect the time needed for companies to build up sustainable competitive advantages.

The Fund’s investment team uses fundamental, in-depth analysis to evaluate the growth drivers of a company’s business and, importantly, underlying improvement of the health of the company before it is revealed by the reported financial numbers. Often changes are intangible: a better quality sales pipeline for companies with long sales cycles or an improvement in customer relations. This analysis is based on industry specialization, local knowledge and extensive due diligence including frequent on-site company visits. Management also makes use of in-depth industry knowledge, especially in the healthcare sector, from its private equity investments where due diligence and valuation testing is extensive and ongoing.

“Soft factor” analysis is also important to Fund management’s fundamental research efforts. It is based on assessment of a company’s management and board performance. Fund management looks for a clearly articulated and consistent strategy with set goals that are easy to assess and will help management monitor the progress of a company’s recovery or growth. In addition, Fund management undertakes careful analysis of specific and systematic risks, including testing to assess the probability of bad outcomes, the risk of technological displacement of a company’s business model and the analysis of potential damage to the competitive positioning of companies.

In addition to the bottom-up stock selection approach, the team looks at various macro-economic factors, including market

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

volatility, interest rates and inflation forecasts, capacity, gross domestic product (GDP) growth and earnings growth, as the recovery and undervalued growth analysis on a company-by-company basis has to be calibrated with these macro-economic variables.

Investment Results:

SWZ Performance (U.S. Dollars as of March 31st, 2013)
	Market Value Annualized Performance	Net Asset Value Annualized Performance
Calendar YTD	8.59%	8.39%
1 Year	10.04%	11.64%
5 Years	0.15%	-0.23%
10 Years	11.05%	10.20%

Portfolio Composition:

As of the end of the first quarter, the Fund’s portfolio composition is, on balance, positioned to benefit from slightly higher interest rates, a rebound in Swiss GDP growth and from pent-up demand in business investments. On the other hand, in relation to the market capitalization of the companies in the Fund’s portfolio, the Fund is somewhat under-exposed to high dividend-paying stocks and companies that are less dependent on the business cycle for sales development.

As of March 31st, the Fund had approximately 73% exposure to the larger Swiss companies, and about 25% exposure, including the Fund’s private equity investments, to the mid and smaller-size Swiss companies. As of the same date, the Swiss Performance Index (SPI) had 92% of its weight in the larger Swiss companies, with Nestle, Novartis and Roche representing cumulatively 50% of the SPI. As a comparison, those positions represented 35% of the Fund’s portfolio.

The Fund has positioned its portfolio in sectors that should benefit from the economic recovery, including the industrial goods and services sector, where the Fund maintained a 13.0% average weight during the quarter, and the material and construction sector, where the Fund maintained an 8.5% average weight during the same period. During the quarter, the Fund’s portfolio had a 13.6% average weighting in financials, including banks and insurance, and an 6.5% average weighting in energy services.

The Fund’s exposure to industrials is becoming less dependent on macro-economic factors, as the cash flows of companies in the Fund’s portfolio are increasingly generated by recurring services that are less capital intensive. This change in business mix should improve the portion of those companies’ cash flows available for distribution to shareholders by lowering their on-going capital expenditure needs. What also increases the competitive advantage of these companies and their footprint is the expanding opportunity to add sales with new applications for their technologies by innovation in their current portfolio of products or by synergistic acquisitions. For example, Sulzer’s advanced coating and surface enhancement technology

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

business continues to evolve with new applications, and Burckhardt Compression is expanding into new markets like low pressure fuel gas injection for dual fuel propulsion systems on LNG carriers. Schindler is a good example of increased service opportunities. Servicing elevators is mandated by law, so as Schindler expands its installed customer base, it is making a long term investment in a very sustainable service activity.

The healthcare sector, including pharmaceuticals, biotechnology and medical technology, continues to make up a significant portion of the Fund’s portfolio. The Fund’s average exposure to this sector during the quarter was above 30%, with half of that being the Fund’s position in Roche. The Fund also maintains exposure to the important mid-capitalization component of this sector through its positions in Nobel Biocare, Lonza and Actelion. The performance of these, and other similar-sized companies, should depend more on specific developments of those companies than from the current global re-rating of pharmaceutical and large capitalization biotech companies.

During the quarter, the Fund’s exposure to UBS and Credit Suisse was increased slightly, consistent with applicable U.S. regulatory investment restrictions. Management believes that the Fund’s position in larger banks like UBS and Credit Suisse is a good illustration of its investment strategy focused on a company’s long-term earnings power.

Management believes that investors may be too focused on current issues in the investment banking and off-shore private banking businesses of UBS and Credit Suisse, and have overlooked the increasing competitive advantage of the banks’ global on-shore wealth management franchises, as few banks are capable of serving ultra-high net worth individuals globally. The earnings power of UBS and Credit Suisse might be impaired temporarily due to increased regulation and litigation costs. However, these banks have made significant efforts to lower costs, lower compensation ratios and reduce risk-weighted assets used by their investment in order to cope with increased regulation, both at global and local levels. In their business mix, the large Swiss banks should see a substantial increase in cash flow generation as wealth management, an activity that generates above 50% return on Basel III capital, expands and investment banking shrinks. In addition, there is a high probability that the amount of dividends being paid by these banks will increase substantially in 2014 and beyond as the banks’ mandatory capital ratio targets are expected to be fully met.

Performance Analysis:

The Swiss equity market ended the first quarter at a new high, as investors pushed up valuations of low beta, high dividend stocks. As a result, the Swiss indexes with the heaviest weightings in large capitalization companies reported the best results, with the SPI, the Swiss Leader Index and the Dow Jones Swiss Titan Index 30 reporting performance of 10.80%, 9.49% and 9.22%, respectively (in U.S. dollars). While mid- and

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

small-capitalization stocks also performed well during the quarter, their returns trailed the largest companies, as reflected by the 5.81% total return for the SPI Extra Index (in U.S. dollars).

All market sectors contributed positively to the performance of the Fund for the quarter, except for private equity as no specific developments justified an increase in the Fund’s valuation of its investments in the sector. Overall, the investment horizon for some of the Fund’s private equity investments has been extended as those companies work to execute their business strategies in light of ongoing adjustments in Swiss, European and global fiscal and monetary policies. In the healthcare segment of the Fund’s private equity investments, opportunities exist but deal making is still progressing slowly in the current environment.

The healthcare sector was the main contributor to the Fund’s return for the quarter, with 5.4% weighted performance (in Swiss francs). The significant drivers for the valuation expansion in the sector were a reduction of the risk of generic competition, investors’ hunt for yield and low beta. For example, Roche had a very large return during the quarter (+24% in Swiss francs). Timely follow-on products from Roche’s pipeline are helping not only to protect sales against competition from biosimilars, especially in the breast cancer and B-cell disorders areas, but also to potentially expand those franchises as the new drug candidates have shown significant additional efficacy. Price erosion also has been lower than expected, especially in oncology drugs in the United States.

Novartis attracted a lot of interest since the departure of Mr. Vasella, the former CEO and Chairman. Some market participants anticipate a new era, with a more shareholder-friendly company, and added about 15 billion Swiss francs to the market capitalization of the company since then. In addition, sales of Diovan, the blockbuster blood pressure lowering drug held up better than expected as generic competition is struggling to get approval in monotherapy. The pathway-based medicine initiative started ten years ago also appears to be bearing fruit.

The pharmaceutical industry is in a sweet spot driven by government policies, particularly in the United States. The healthcare economy is avoiding spending cuts that have affected other parts of the public economy. In emerging markets, drug costs continue to be financed mostly out-of-pocket, and the low base effect is favorable.

The food sector was the second best contributor to the performance of the Fund, with a 2.2% weighted performance (in Swiss francs). Nestle, despite growing a bit below expectations, returned 15% for the quarter (in Swiss francs) and Lindt, showing acceleration in sales development in the second half of 2012, returned 24% for the quarter (in Swiss francs). Valuation expansion was at work again in this sector, with investors seeing the benefit of low business volatility.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

The industrial sector, with the same average weighting in the Fund’s portfolio as the food sector, had a weighted performance of 1.6% (in Swiss francs). This portion of the Fund’s portfolio tends to be more composed of smaller companies that, after a strong showing in January, had a correction triggered by lowered economic growth expectations. During the quarter, the Fund sold its positions in SGS and Givaudan, as valuations reached a level that reflected high expectations for top line growth and margins.

It was a relatively difficult quarter for the energy and consumer discretionary sectors (Richemont and Swatch). Their contribution to the performance of the Fund was below 1.0% in both cases (in Swiss francs). The performance of companies in these two sectors was subpar, except for Transocean, as the announcement of a lower than expected settlement with the U.S. Department of Justice sent its shares soaring early in the quarter. However, because of the worse than expected operating performance of the company, the stock partially retreated later on.

The Fund has limited exposure to information technology through its investment in Temenos. The company’s share price recovered meaningfully during the last two quarters as the company was able to convince investors of measures it took to better address challenges in enterprise software sales. With a 30% return (in Swiss francs) and an average weight of 1.2% in the Fund’s portfolio during the quarter, Temenos’ contribution to the Fund’s performance was 0.4%.

Macro-Economic Insights:

In the current business cycle, the Swiss stock market is caught between a tight fiscal policy and an extremely loose monetary policy. Overall economic growth and inflation expectations came back down during the quarter, which dampened investors’ appetite for riskier investments. Business spending remained muted, despite the aging of capital stock and the abundance of savings because of stubbornly high cost of capital. The persistency of large risk premiums is explained by concern over the possibility of deflation and the lack of perceived growth despite actions by the U.S. Federal Reserve to convince investors otherwise. Overall, the macro-economic picture varies globally. The U.S. fiscal policy, while tighter in 2013, is looser than Europe’s policy while its monetary stimulus is more aggressive. The Chairman of the U.S. Federal Reserve has reiterated the United States’ ongoing and committed defense of a long term continuation of quantitative easing. In China, the fiscal policy remains supportive of growth. On the credit side however, the Chinese government has imposed tighter regulation of banks’ wealth management products that fuel the shadow banking system and has renewed controls over the housing market. The expanding size of the Chinese shadow banking system is another example of financial suppression creating excess risk appetite for yield products. The reduction in available credit should restrain investment spending in China. So far, the negative impact has been mainly on commodities. Consumer spending is relatively strong in the United States but

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

weak in China. The painful downward adjustment of labor costs for countries like Spain, Italy, Greece and even France is set to continue amidst lower government spending. These adjustments continue to depress consumer spending in these regions. A more onerous tax system also is penalizing investment in France, although global investment generally has been weak, with the exception of China until recently.

The Cyprus banking crisis, as an illustration of European strict austerity generating economic contraction, was an important macro-economic event during the first quarter and may be much more significant than the markets first believed. The long term threat of confiscation has not yet contaminated the sentiment of deposit holders in banks in Spain and Italy, but such a threat could spill over and undermine trust in other countries with undercapitalized banking sectors and troubled public finances. This will only exacerbate capital outflows towards markets like Switzerland and the United States.

Switzerland continues to differentiate itself in Europe, as its current and forecasted economic activity is outperforming the rest of Europe. Much like Germany, Switzerland benefits from strong exports and resilient domestic demand. Construction is strong, although demand in the industrial sector is at a subdued level. Imports are increasing on the back of the strong Swiss franc and, for the same reason, consumers are starting to shop more abroad putting downside pressure on domestic prices. Inflation rates are estimated to be -0.2% for 2013, 0.2% for 2014, and 0.7% for 2015. These low rates should allow the Swiss National Bank (SNB) to pursue its monetary policy to protect the minimum exchange rate between the euro and the Swiss franc with the utmost determination. Excess liquidity is starting to find its way into the stock market which partially explains the strong performance of large companies whose stocks look like bonds, combining low earnings volatility and high dividend payments.

The SNB has been increasingly investing some of its vast reserves in equities. As of the end of the March quarter, the SNB had 15%, about 72 billion (in U.S. dollars) of its reserves in that asset class. The SNB communicated that equities were managed on a purely passive basis, whereby broad market indices of advanced economies were replicated. Other Central Banks have been diversifying reserves into equities by purchasing exchange traded funds as well.

The SNB and the Swiss government expect the Swiss economy to grow above 1.0% this year, while accelerating in 2014 above 2.0%. The SNB reported that the M3 money supply growth in Switzerland climbed at a pace of 9.8% year-over-year in February, far higher than the Eurozone M3 growth at 3.1%, which should further support the domestic economy.

From a monetary policy and currency standpoint, the U.S. dollar appreciation cou-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

pled with rising equity prices pushed up the value of the SNB’s reserves (measured in Swiss francs) to 438.3 billion in March, up from 430 billion in the previous month. The stabilization in the SNB’s balance sheet has clearly demonstrated the coherence and the credibility of its monetary approach defending the Swiss franc pegged rate without creating inflation pressure.

Market and Sector Outlook:

Quantitative easing in the United States and Japan and austerity policies throughout Europe continue to be the main factors that will most likely explain equity returns going forward. Emerging markets growth appears to be slowing down due, in part, to debt issues in China and the potential negative impact from re-industrialization in the United States.

How much risk is building up in the financial system as a consequence of the hunt for yield? Corporations are re-leveraging and capital arbitrage is in force, as debt is cheap and equity remains expensive. Companies are increasingly issuing debt to buy back stocks. The misallocation of capital, as investors are looking for short term return, is a significant factor building up risk in the market. The other element of risk is the amount of carry taking place in the system, as strategies of borrowing capital at low rates to buy high yield bonds or dividend stocks are spreading. Normalization of U.S. fiscal policy will reveal those risks and the road could be somewhat bumpy in the medium term.

The globalization trend now looks a lot like a zero sum game. Increased competition through currency devaluation to increase share of global exports is a consequence of the fight against domestic deflation, illustrated by Japanese and U.S. quantitative easing. In addition, as labor costs converge, the emerging markets could see a reduction of the share of production while the United States should see an increase. Large Swiss companies should not be too affected as they tend to have exposure both to developed and emerging markets. At the corporate level, increased competition and rapid change in technology has created additional volatility for businesses. Trends like open source software, virtualization in computing (reduce the need for hardware) and crowd sourcing, to name a few, lower the cost of doing business for most companies but reduce the value of legacy business for a non-trivial number of large companies as they make the transition to the next generation of products and services.

The healthcare sector along with the food sector have been the star performers in the Swiss market, similar to what is occurring in the U.S. market. The risks that Fund management is monitoring in the pharmaceuticals area, aside from a rotation out of the sector for reason of high valuations compared to the broad market, are increased competition and push back from payers. On the other side, factors like an increase in purchasing power of the emerging market middle class help the sector. Healthcare spending is still mostly out-of-the pocket which limits price pressure to a certain extent. Relative re-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

rating of the pharmaceutical sector could continue because of the lack of growth in other sectors. Cash flow generation is strong enough at this point to finance high pay-outs and share buy-backs.

Management believes that selecting businesses based on strong fundamental analysis, while paying close attention to the global risks mentioned above, will be rewarding over the current business cycle. The recovery approach, where specific factors can trump macro-economic developments over the cycle, along with the undervalued growth strategy should reveal companies that are able to increase free cash flow generation and thereby have the potential to both increase dividend payments to investors and to expand their business footprints.

Why Invest in Swiss Equities?

Over the last twenty-five years, Fund management has considered the business and cultural factors that it believes are responsible for the success of Swiss companies in a competitive global marketplace. Swiss culture is one of openness towards the rest of the world. For instance, the level of immigration is high; according to the Swiss Federal Statistical Office, foreign residents make up 22% of the overall resident population, but 25% of foreign residents were born in Switzerland. The export-oriented business mentality, which is essential given the inherent small size of the domestic market, has positioned the country very well to meet the challenges of globalization. In addition, the lack of natural resources and the strength of the Swiss franc have forced Swiss companies to innovate and to move up the value-added chain in order to stay competitive on the global scene. The high level of education of the workforce has been another key factor pushing Switzerland to the top of the rankings of global competiveness. In fact, in the past four years Switzerland has been declared the most competitive in the world by the World Economic Forum, ahead of Singapore, Finland and Sweden, particularly due to its capacity for innovation and labor market efficiency. Producing high quality goods and services has made it possible to established brand names known for their reliability (some examples are watches, chocolate and engineered products). The quality label of Swiss production, know-how and processes has attracted foreign entrepreneurs to the country.

Although Swiss companies are very internationally-oriented, they also have been able, for the most part, to keep their Swiss values. Orientation towards long term strategic planning, helped in some instances by the high degree of ownership and investment by the founding entrepreneurs or their families, is one of those values. Corporate development is usually unrushed, taking place step-by-step with little pressure from investors to deliver short term results to the detriment of long term performance. The flexibility of Swiss culture and the long history of being present internationally are very positive factors that reduce the integration risk from mergers and acquisitions. Swiss corporate management and boards are usu-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

ally very diverse in geographic provenance. A small domestic market, the presence of multiple cultures and official languages fosters openness to the world very early on in a company’s development. The decentralization of the Swiss political system also has influenced corporate structure. Swiss corporations are usually quite decentralized, with substantial room for decision making at the local country level which helps to identify growth opportunities.

Overall, the unique business culture and political climate of Switzerland help to differentiate its equity market from those of many other developed countries. In the view of Fund management, this gives Swiss equities an important role to play in a well-diversified global investment strategy.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

Indices Performance Comparison
Year to Date January 1, 2013 through March 31, 2013
Performance in Swiss Francs

Swiss Performance Index (SPI)	15.15%

Swiss Helvetia Fund

Based on Net Asset Value	12.11%

Change in U.S. Dollar vs. Swiss Franc	3.45%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	8.39%

Based on Market Price	8.59%

S & P 500 Index	10.61%

MSCI EAFE Index	5.23%

Lipper European Fund Index (10 Largest)	2.54%

Lipper European Fund Universe Average	2.91%

Sources: Bloomberg, Lipper, Morningstar and Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	March 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 93.60%

Banks — 9.21%

685,500	Credit Suisse Group AG1 Registered Shares	$18,032,425	4.14%
	A global diversified financial service company with significant activity in private banking, investment banking and asset management. (Cost $16,508,246)

1,322,750	UBS AG1 Registered Shares	20,324,212	4.66%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $17,930,434)

56,289	Vontobel Holding AG Registered Shares	1,795,161	0.41%
	Offers wealth management services for private and institutional clients, and investment banking services. (Cost $1,749,877)

		40,151,798	9.21%

Biotechnology — 7.23%

226,225	Actelion, Ltd. Registered Shares	12,315,221	2.82%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $11,269,818)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

262,474	Addex Pharmaceuticals, Ltd.[2] Registered Shares	$2,175,850	0.50%
	Discovers and develops allosteric modulators for human health. Focus is on diseases of the central nervous system. (Cost $11,888,984)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	1,770,184	0.41%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

201,000	Lonza Group AG Registered Shares	13,075,242	3.00%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $13,091,905)

3,029	NovImmune SA2,3 Common Shares	2,168,712	0.50%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		31,505,209	7.23%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — 4.93%

51,355	Syngenta AG1 Registered Shares	$21,475,875	4.93%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $17,233,795)

		21,475,875	4.93%

Construction & Materials — 1.68%

865	Belimo Holding AG Registered Shares	2,000,475	0.46%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $577,319)

66,750	Holcim, Ltd. Registered Shares	5,332,528	1.22%
	One of the largest cement producers worldwide. (Cost $4,273,331)

		7,333,003	1.68%

Energy — 5.27%

162,850	Transocean, Ltd.[2] Registered Shares	8,466,240	1.94%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $8,261,103)

No. of Shares	Security	Fair Value	Percent of Net Assets

Energy — (continued)

1,205,000	Weatherford International, Ltd.[1,2] Registered Shares	$14,506,573	3.33%
Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services.
	(Cost $14,449,242)

		22,972,813	5.27%

Financial Services — 0.37%

11,200	Allreal Holding AG Registered Shares	1,632,188	0.37%
	Develops and manages real estate. Operates as a general contractor offering planning, architectural, and construction management services. (Cost $1,595,545)

		1,632,188	0.37%

Food & Beverages — 13.03%

7,800	Emmi AG Registered Shares	2,207,508	0.51%
	Is a Swiss producer of dairy products and a variety of fruit juices. (Cost $2,176,823)

135	Lindt & Sprungli AG Registered Shares	6,107,397	1.40%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — (continued)

669,000	Nestle SA1 Registered Shares	$48,499,763	11.12%
	Largest food and beverage processing company in the world. (Cost $13,040,758)

		56,814,668	13.03%

Industrial Goods & Services — 13.73%

639,700	ABB, Ltd.[1] Registered Shares	14,463,254	3.31%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $13,633,538)

8,160	Bucher Industries AG Registered Shares	1,893,185	0.43%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $1,616,237)

25,630	Burckhardt Compression Holding AG Registered Shares	9,615,141	2.21%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,355,838)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

312,000	Meyer Burger Technology AG2 Registered Shares	$2,454,617	0.56%
	Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries.Produces equipment to build integrated solar systems. (Cost $2,892,354)

1,009,500	OC Oerlikon Corp. AG Registered Shares	11,993,109	2.75%
	Produces industrial equipment to place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components. (Cost $11,755,332)

37,263	Schindler Holding AG Registered Shares	5,473,661	1.26%
	Manufactures, installs, and maintains elevators and escalators used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels and office buildings. (Cost $5,162,813)

81,700	Sulzer AG1 Registered Shares	13,994,129	3.21%
	Manufactures and sells surface coatings, pumps and process engineering. (Cost $12,353,671)

		59,887,096	13.73%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Insurance — 2.77%

61,300	Swiss Life Holding AG Registered Shares	$9,108,094	2.09%
	Provides life insurance and institutional investment management. (Cost $7,687,988)

10,600	Zurich Financial Services AG Registered Shares	2,957,411	0.68%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $2,258,575)

		12,065,505	2.77%

Medical Technology — 4.24%

168,000	Kuros Biosurgery AG2,3 Common Shares	709,647	0.16%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

1,283,000	Nobel Biocare Holding AG Registered Shares	12,871,323	2.95%
	Develops and produces dental implants and prosthetics. Sells under the brand names Branemark System, Steri-Oss/replace, and Procera on the global market. (Cost $12,901,459)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — (continued)

3,731	Spineart SA2,3 Common Shares	$2,639,812	0.61%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

24,000	Tecan AG Registered Shares	2,255,663	0.52%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $2,273,551)

		18,476,445	4.24%

Personal & Household Goods — 5.26%

176,350	Compagnie Financiere Richemont SA1 Bearer Shares	13,874,095	3.18%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $10,134,412)

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Personal & Household Goods — (continued)

89,100	Swatch Group AG Registered Shares	$9,065,722	2.08%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,559,519)

		22,939,817	5.26%

Pharmaceuticals — 24.55%

606,750	Novartis AG1 Registered Shares	43,218,003	9.91%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $15,606,446)

273,700	Roche Holding AG1 Non-voting equity securities	63,876,340	14.64%
	Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas. (Cost $30,915,768)

		107,094,343	24.55%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retailers — 0.37%

13,120	Dufry AG2 Registered Shares	$1,632,120	0.37%
	Operates duty-free shops in countries such as Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,476,507)

		1,632,120	0.37%

Technology — 0.96%

175,244	Temenos Group AG2 Registered Shares	4,173,137	0.96%
Develops, distributes, implements, and supports its process-oriented, real-time enterprise software designed for management of administrative tasks at banks and financial services companies.
	(Cost $3,138,988)

		4,173,137	0.96%

	Total Common Stocks (Cost $293,051,425)	408,154,017	93.60%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.70%

Biotechnology — 1.02%

8,400	Ixodes AG, Series B2,3,4 Preferred Shares	$2,217,646	0.51%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,263,937	0.51%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,481,583	1.02%

Industrial Goods & Services — 0.24%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	907,158	0.21%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

33,197	SelFrag AG, Class A, Series D2,3 Preferred Shares	120,245	0.03%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $82,670)

		1,027,403	0.24%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 0.44%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	$1,907,721	0.44%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		1,907,721	0.44%

	Total Preferred Stocks (Cost $8,900,372)	7,416,707	1.70%

Private Equity Limited Partnerships — 3.28%

Biotechnology Venture — 0.45%

	Aravis Biotech II - Limited Partnership[2,3,4] (Cost $2,412,020)	1,959,329	0.45%

Industrial Buy-out — 2.83%

	Zurmont Madison Private Equity, Limited Partnership[2,3,4] (Cost $12,812,075)	12,339,713	2.83%

	Total Private Equity Limited Partnerships (Cost $15,224,095)	14,299,042	3.28%

	Total Investments* (Cost $317,175,892)	429,869,766	98.58%

	Other Assets Less Other Liabilities, net	6,188,001	1.42%

	Net Assets	$436,057,767	100.00%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2013

Name of Issuer

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate value of these securities amounted to $27,233,920 or 6.25% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – December 12, 2012	$2,412,020
EyeSense AG –Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
Novimmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
Novimmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
Selfrag AG – Class A – Preferred Shares C	December 15, 2011	1,496,205
Selfrag AG – Class A –Preferred Shares D	September 21, 2012	82,670
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – June 28, 2012	12,812,075

		$30,815,544

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/12	Gross Additions	Gross Reductions	Income	Value as of 3/31/13
Aravis Biotech II, LP	$2,001,689	$—	$—	$—	$1,959,329
EyeSense AG Preferred Shares C	1,973,579	—	—	—	1,907,721
Ixodes AG Preferred Shares B	2,294,204	—	—	—	2,217,646
Zurmont Madison Private Equity, LP	12,319,963	322,722	—	—	12,339,713

*	Cost for Federal income tax purposes is $316,374,533 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$128,514,070
Gross Unrealized Depreciation	(15,018,837)

Net Unrealized Appreciation (Depreciation)	$113,495,233

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	March 31, 2013

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	24.55%
Industrial Goods & Services	13.73%
Food & Beverages	13.03%
Banks	9.21%
Biotechnology	7.23%
Energy	5.27%
Personal & Household Goods	5.26%
Chemicals	4.93%
Medical Technology	4.24%
Insurance	2.77%
Construction & Materials	1.68%
Technology	0.96%
Financial Services	0.37%
Retailers	0.37%
Preferred Stocks
Biotechnology	1.02%
Medical Technology	0.44%
Industrial Goods & Services	0.24%
Private Equity Limited Partnerships	3.28%
Other Assets and Liabilities	1.42%

100.00%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments.

After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices in valuing such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $27,233,920, or 6.25% of the Fund’s net assets at March 31, 2013, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$402,635,846	$—	$5,518,171	$408,154,017
Preferred Stock*	—	—	7,416,707	7,416,707
Private Equity Limited Partnerships	—	—	14,299,042	14,299,042

Total Investments in Securities	$402,635,846	$—	$27,233,920	$429,869,766

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At March 31, 2013, privately-held companies, except Eyesense AG, Kuros Biosurgery AG and SelFrag AG, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at 3/31/2013	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$2,617,368	Discounted cash flow	Weighted average cost of capital	12%-18%
			Expected compound annual growth rate of revenue (10 years)	39%-46%
Privately-held companies
Medical Technology	$2,639,812	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology	$4,432,649	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[3]	$2,217,646	Discounted cash flow	Weighted average cost of capital	16.50%
			Success rate on research and development	50%
Privately-held companies
Industrial goods &services[4]	$1,027,403	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	20%-70%*
			Expected compound annual growth rate of revenue (10 years)	38%
Privately-held companies
Biotechnology venture	$1,959,329	NAV as practical expedient	N/A	N/A
Privately-held companies
Industrial buy-out	$12,339,713	NAV as practical expedient	N/A	N/A

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

[2]	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares were valued based on this technique.

[3]	Ixodes Preferred shares were valued based on this technique

[4]	SelFrag AG—Preferred Shares were valued based on this technique.

*	The inputs range corresponds to different stages of the company’s development. The weighted average succes rate is 41%.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the three-month period ended March 31, 2013.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2012	$5,708,671	$7,672,749	$14,321,652	$27,703,072
Change in Unrealized Appreciation/Depreciation	(190,500)	(256,042)	(353,332)	(799,874)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	—	330,722	330,722
Gross Sales	—	—	—	—

Balance as of March 31, 2013	$5,518,171	$7,416,707	$14,299,042	$27,233,920

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of March 31, 2013, the Fund maintains illiquid investments in two private equity limited partnerships and one corporation. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these issuers are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of March 31, 2013
Limited Partnerships—International (a)
Aravis Biotech II, LP	$—	$—	$1,959,329
Zurmont Madison Private Equity, LP	—	—	12,339,712
Preferred Stock—International
SelFrag AG, Class A, Series D (b)	—	—	1,027,403

*	The original capital commitment represents 3,250,000, 14,000,000 and 77,101 Swiss francs for Aravis Biotech II, LP, Zurmont Madison Private Equity, LP and SelFrag AG, respectively. The unfunded commitment represents 781,300, 1,466,682 and 77,101 Swiss francs, respectively. The Swiss franc (CHF)/U.S.dollar exchange rate as of March 31, 2013 was used for conversion and equals 0.9497.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 5 years.

(b)	The unfunded commitment for this security represents a capital commitment in a future round of financing, which has been approved by shareholders but is contingient upon action by the board of directors of SelFrag AG, on or before December 31, 2013.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Executive Offices

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

212-332-2760

www.swz.com

A SWISS INVESTMENTS FUND

WWW.SWZ.COM

QUARTERLY REPORT

For the Period Ended

March 31, 2013